UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 2, 2009
MAD CATZ INTERACTIVE, INC.
(Exact Name of Registrant as Specified in Charter)

Canada	001-14944	N/A

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7480 Mission Valley Road, Suite 101
San Diego, California 92108
(Address of Principal Executive Offices)

(619) 683-9830
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On September 2, 2009, the independent members of the Board of Directors of Mad Catz Interactive, Inc. (the “Company”) approved an executive bonus plan for the Company’s fiscal year 2010. Bonuses awarded under the executive bonus plan will be based primarily upon the Company’s earnings per share in fiscal year 2010, in addition to other performance objectives approved by the independent members of the Company’s Board of Directors.

		Target Award as
Name	Title	% of Salary	Target Award
Darren Richardson	President and Chief Executive Officer of the Company	60%	$232,425

Stewart Halpern	Chief Financial Officer of the Company	50%	$125,928

Whitney Peterson	Vice President – Corporate Development and General Counsel of Mad Catz, Inc.	50%	$125,928

Kitty Lo	General Manager – Asian Operations of Mad Catz, Inc.	50%	$96,787

Brian Andersen	General Manager – European Operations of Mad Catz, Inc.	50%	$99,000

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2009	MAD CATZ INTERACTIVE, INC.
	By:	/s/ Stewart Halpern
		Name:	Stewart Halpern
Its: Chief Financial Officer